                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRRENT REPORT

         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

                          Commission File No. 0-22919

                              PRIME COMPANIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

             DELAWARE                0-22919          52-2031531
           (State or other        (Commission       (I.R.S. Employer
           jurisdiction of        File Number)      Identification No.)
            incorporation)

                              155 Montgomery Street
                                    Suite 406
                         San Francisco, California 94104
                    (Address of principal executive offices)

                                  415/398-4242
                          Registrant's telephone number

                        Corcoran Technologies Corporation
                               1504 R Street, N.W.
                             Washington, D.C. 20009
                         Former name and former address

ITEM 1.     CHANGES IN PRIMARY BUSINESS ACTIVITY - ASSET SALE OF SUBSIDIARIES

Effective December 30, 1998, and executed on April 14, 1999, Mid-Cal Express, Inc., a wholly-owned subsidiary of Registrant, and Registrant's primary source of operating revenues and expenses, sold substantially all its operating assets, and the related liabilities, inventory, customer lists, goodwill, and leasehold rights, to Gulf Northern Transport, Inc., a wholly-owned subsidiary of U.S.Trucking, Inc.(OTC:BB:USTK) in exchange for 400,000 restricted shares of common stock of U.S. Trucking, Inc.

Mid-Cal Express, Inc., and Mid-Cal Express Logistics, Inc. (also a wholly-owned subsidiary of Registrant) ceased business operations effective the date of the transaction, and are in the process of winding down business activities with respect to liquidation of those assets that were not transferred, and the retirement of liabilities.

The shares of US Trucking, Inc. tendered, will be registered under the Securities Act in the near future by U.S. Trucking, Inc.

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ITEM 2.    CHANGES IN PRIMARY BUSINESS ACTIVITY - ACQUISITION OF INTELLECTUAL
            PROPERTY

Effective February 26, 1999, Zenith Technologies, Inc., a wholly-owned subsidiary of Registrant, acquired certain intellectual property rights from AVE, Inc. (OTC-BB:AVEN) Such property rights include research and development toward a new form of flat-plane antenna technology. Registrant believes that additional research, based upon the body of existing knowledge, may lead to development and eventual production and sale of antenna product(s). Registrant believes that there is a viable market for such products in the DBS (direct broadcast satellite) television industry.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          It is impracticable to provide the required financial statements at the time of the filing of this report on Form 8-K. The required financial statements will be filed in an amendment to this report as soon as is practicable but not later than 60 days after April 15, 1999.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Because no ongoing business activity was acquired, it is impracticable to provide the required pro forma financial information at the time of the filing of this report on Form 8-K. The required pro-forma financial information will be filed in an amendment to this Form
          8-K as soon as practicable but not later than 60 days after April 15, 1999.

     (c)  Exhibits.

Exhibit No.                      Description                        Reference
- -----------                      -----------                        ---------
2.01           Purchase and Sale Agreement, dated as of           Filed herewith
               December 30, 1998 by and among Mid-Cal
               Express, Inc., Prime Companies, Inc. and
               U.S.Trucking, Inc.

2.02           Asset Purchase Agreement, dated as of February     Filed herewith
               26, 1999 between Zenith Technologies, Inc.,
               and AVE, Inc.

                                       2

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PRIME COMPANIES INC.

Dated: April 15, 1999                          By: /s/ Irving Pfeffer
                                                --------------------------------
                                                IRVING PFEFFER
                                                Chairman


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                                  Exhibit Index
                                  -------------

Exhibit No.                   Description                     Sequential Page No.
------------                  -----------                     ---------------------

2.01           Asset Purchase and Sale Agreement, dated       Filed herewith
               as of December 30, 1998 by and among
               Mid-Cal Express, Inc., Prime Companies,
               Inc. and U.S. Trucking, Inc.

2.02           Asset Purchase Agreement, dated as of          Filed herewith
               February 26, 1999 between Zenith
               Technologies, Inc., and AVE, Inc.
